UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY		10022-2606
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-625-7071

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

Semiannual
Report

Needham Funds

Seeking to build wealth for long-term investors.

Six Months Ended June 30, 2008 (unaudited)

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com

Semiannual Report
For the Six Months Ended June 30, 2008
(Unaudited)

Contents

Letter from the Adviser	1

Portfolio Characteristics

Needham Growth Fund	5

Needham Aggressive Growth Fund	6

Needham Small Cap Growth Fund	7

Disclosure of Fund Expenses	8

Schedule of Investments

Needham Growth Fund	9

Needham Aggressive Growth Fund	11

Needham Small Cap Growth Fund	12

Schedule of Securities Sold Short

Needham Growth Fund	10

Statements of Assets and Liabilities	13

Statements of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights

Needham Growth Fund	16

Needham Aggressive Growth Fund	17

Needham Small Cap Growth Fund	18

Notes to Financial Statements	19

Supplemental Data	24

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•  Are NOT FDIC insured

•  Have no bank guarantee

•  May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Needham Funds  Semiannual Report 2008

Dear Shareholders,

As announced in the year-end 2007 letter, Jim Kloppenburg retired as portfolio manager of the Needham Funds and we, Bernard Lirola and Chris Retzler, assumed Fund management responsibilities. Bernard manages the Needham Growth Fund and the Needham Aggressive Growth Fund, while Chris manages the Needham Small Cap Growth Fund. Our backgrounds are attached at the end of this letter.

The first half of 2008 was unkind to the equity markets on a worldwide basis. Massive pain was inflicted to the U.S. markets from the very beginning with indices dropping approximately 14% by mid-January as it became clear that the subprime financial crisis was spreading throughout the credit markets, financial institutions, and world economies, including those wrongly assumed to be decoupled from the U.S. Rallies were attempted in April and May but succumbed in June as oil exceeded $140 a barrel and aggravated already battered consumers and economies. Remarkably, U.S. equities were among the best performing in the world, and in spite of substantial volatility, our indices closed the first half relatively unchanged from their mid-January levels. During the first half, we witnessed the indiscriminate destruction of mid- and small-cap stocks that we focus on, as risk aversion and liquidity were preferred by investors. These are periods of opportunity for us as we can economically acquire superior companies that we expect will help us meet our objective of long-term outperformance. While there was no way to determine when and where the bottom might be reached, we applied as much rationality and discipline as we could muster in a seemingly irrational environment. We looked for high-quality stocks that had been disproportionately damaged and which we perceived had been washed out. Our thinking was that if things got worse, there would be no safe harbors anyway, but when things improve (as they will at some point in time), these stocks presented potential outperformance for our shareholders.

We at The Needham Funds, Inc. focus on buying growth stocks at reasonable prices. The six-month period ended June 30, 2008 will be remembered for its extreme volatility, inflicting significant losses on most investors. As a long-term, balanced investor avoiding high risk, the Funds did not escape the difficult market environment. The Needham Growth Fund (the "Growth Fund") was down 12.82%, the Needham Aggressive Growth Fund (the "Aggressive Growth Fund") was down 13.44%, and the Needham Small Cap Growth Fund (the "Small Cap Growth Fund") was down 3.28%. By comparison, the S&P 500 Index was down 11.91%, the NASDAQ Composite Index was down 13.18%, and the Russell 2000® Index was down 9.37%. Although the Small Cap Fund had a relative outperformance, we profoundly dislike losing your money, yet we are comforted to see unusual values in the small and mid-cap areas, and we expect the Funds to rebound when markets regain some normalcy.

The Growth Fund seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Growth Fund targets companies with products or services that are selling or marketing into growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. The Growth Fund also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth or dynamic growth investors to sell. At this point, the Growth Fund may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price", or "GARP".

Needham Funds

The Growth Fund was down 12.82% for the six months ended June 30, down 15.27% for the 1 year period, up 6.94% for the 3 years, up 9.57% for the 5 years, up 12.28% for the 10 years, and up 15.72% since inception, compounded annually. The Growth Fund received a four star MorningstarTM Rating* for the ten-year period and a three star Overall MorningstarTM Rating* in the U.S.-domiciled Mid Cap Growth Funds category as of June 30, 2008, based on Risk-Adjusted Return, when rated against 813 Mid Cap Growth Funds. We ended the six-month period with approximately 4.1% of total investments in cash and 0.50% as our short position. As to our activities during the first half, our best performer was energy-related Chesapeake, followed by Corvel and Microsemi. Our worst performers were Motorola, Brooks Automation and ViaSat. We exited a number of positions which we believed were no longer consistent with the Fund's growth focus, such as Microsoft and HealthSouth. Concerned that energy stocks may have peaked, we significantly reduced our energy position in June, closing our position in Schlumberger and reducing our holdings in Transocean. We established positions in a number of stocks offering our desired mix of quality and value, particularly in the consumer discretionary, medical technology and business services areas.

The Aggressive Growth Fund seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, the Aggressive Growth Fund targets the equities of companies with strong, above-average prospective growth rates. The Aggressive Growth Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of the companies' leadership positions. Thus, the Aggressive Growth Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, and strong Research and Development and brand spending in industries with high barriers to entry.

The Aggressive Growth Fund was down 13.44% for the six months ended June 30, down 11.15% for the 1 year period, up 7.61% for the 3 years, up 9.29% for the 5 years, and up 7.33% since inception, compounded annually. Our best performers during the first half were ChoicePoint, Gilead Sciences and NuVasive. Our worst performers were TomoTherapy and Precision Castparts. We established positions in a number of stocks offering our desired mix of quality and value, particularly in the consumer discretionary, medical technology and business services areas.

The Small Cap Growth Fund seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies that the Small Cap Growth Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding (i) $2 billion, or (ii) the highest market capitalization in the Russell 2000® Index, if greater. As of June 30, the highest market capitalization in the Russell 2000® Index was $3.881 billion. Central to the Small Cap Growth Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Small Cap Growth Fund seeks tax efficiency by holding securities for a period of 12 months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

The Small Cap Growth Fund was down 3.28% for the six months ended June 30, down 10.12% for the 1 year period, up 2.57% for the 3 years, up 8.44% for the 5 years, and up 11.55% since inception, compounded annually. The first half of 2008 proved to be a tough and volatile market with significant uncertainty

  Semiannual Report 2008

surrounding the depth and length of the financial and housing crisis and its impact on the global economy. The strength of many U.S. financial pillars was challenged and they continue to be tested with regard to their viability. That said, the Small Cap Growth Fund on both a year-to-date and quarterly basis outperformed major market indices and its peers. The Fund was well positioned with regard to the downturn in the financial sector and limited direct exposure to the weakening consumer. We took advantage of market rallies during the first half and exited fair valued positions to prepare against any further slowdown in earnings growth rates and overly optimistic earnings expectations. Our top performers for the six-month period were Bright Horizons Family Solutions, Genesee & Wyoming, Key Technology, Argon ST and Vocus.

The portfolio turnover rates were 21.74% for the Growth Fund, 22.01% for the Aggressive Growth Fund and 90.12% for the Small Cap Growth Fund for the six months ended June 30, 2008. The expense ratios for the three funds were 1.95% for the Growth Fund, 2.41% for the Aggressive Growth Fund and 2.50% for the Small Cap Growth Fund for the six months ended June 30, 2008.

As we enter the third quarter, stock markets remain tentative. The core issues of housing, deleveraging, inflation, commodity instability, a slowing world economy and consumer confidence remain. The U.S. may escape recession if oil prices continue to drop as they recently have. Certain sectors of the U.S. economy are performing well, such as trade, agriculture, infrastructure and defense. Overall, the U.S. economy is proving more resilient than anticipated earlier in the year, but still worrisome ahead. We remain cautiously optimistic that the worst is behind us, but we are not counting on it in this highly volatile environment. We expect continuing stock market volatility with the issues of housing, energy and credit improving gradually, but with little real growth likely until the second half of 2009. Our mid-cap and small-cap names continue to offer solid value, as they are neglected by those seeking more liquidity, less risks, more immediate gratification and, candidly, less work. It is in these periods of anxiety and disappointing market performance that the Needham Funds have an opportunity to accumulate the bargains that deliver solid long-term performance. We will continue to upgrade the portfolio with higher quality names that our thrifty approach generally prevents us from buying. We thank you for your continuing support.

Sincerely,

Bernard Lirola	Chris Retzler

Portfolio Manager	Portfolio Manager

*  For each fund with at least a three-year history, MorningstarTM calculates a MorningstarTM Rating based on a MorningstarTM Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall MorningstarTM Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) MorningstarTM Rating metrics. The Needham Growth Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth Funds over the following time periods: 813 funds in the last three years, 684 funds in the last five years, 325 funds in the last 10 years and 813 funds overall. With respect to these Mid-Cap Growth Funds, the Needham Growth Fund received a MorningstarTM Rating of 3 stars, 2 stars, 4 stars and 3 stars for the three-year period, five-year period, ten-year period and overall as of 06/30/08, respectively. Past performance is no guarantee of future results and present performance may be higher or lower than these results.

Needham Funds

Mr. Bernard Lirola is the Portfolio Manager of the Growth Fund and the Aggressive Growth Fund. Mr. Lirola leverages an extensive 31-year career on Wall Street covering investment banking, research and now asset management. He graduated from École Polytechnique in Paris, France in 1973 and received an MBA from Harvard Business School in 1976. Prior to joining Needham in 1994, he worked at Smith Barney, Harris Upham & Co. (1976-1978), at CS First Boston (1978-1990) and at Swiss Bank Corporation (1990-1994). Mr. Lirola was an early member of CS First Boston's M&A group (1978), recruited by Joseph Perella and Bruce Wasserstein, and headed First Boston's M&A healthcare group (1985-1990). At Swiss Bank Corporation, he was Head of U.S. M&A activities (1990-1994) Mr. Lirola joined Needham & Company, Inc. (predecessor to The Needham Group, Inc.) on the investment banking side in 1994 and was successively a Co-Head of Health Care, Co-Head of Investment Banking and a member of its Operating Committee. Between 1996 and 1999, he was also an equity research analyst covering the health care services industry. Mr. Lirola joined Needham Investment Management, LLC, the Adviser to the Funds in 2007, where he provided sourcing and assessing of investment opportunities for the Needham Funds both in the U.S. and overseas. He also serves as Executive Vice President of the Growth Fund and the Aggressive Growth Fund. Mr. Lirola became Portfolio Manager of the Growth Fund and the Aggressive Growth Fund in January 2008. He engages in a variety of portfolio management-related activities, including stock selection, research, company visits and market analysis.

Mr. Chris Retzler is the Portfolio Manager of the Small Cap Growth Fund. Mr. Retzler has been with Needham Asset Management, LLC since 2005. Mr. Retzler is a graduate of the Columbia Business School and was a Fulbright Scholar. He began his career in 1994 with Merrill Lynch Investment Banking. When he left Merrill Lynch in 2002, Mr. Retzler was an associate in Mergers and Acquisitions where he participated in numerous stock and asset transactions across a wide range of domestic and global industries. From 2002 until he joined Needham, he managed Winterkorn, a privately owned company. Prior to becoming the sole Portfolio Manager of the Small Cap Growth Fund, Mr. Retzler's responsibilities at Needham included examining and conducting due diligence on both existing and new investment opportunities for the Needham Funds. He also serves as Executive Vice President of the Small Cap Growth Fund. Mr. Retzler became Portfolio Manager of the Small Cap Growth Fund in January 2008. He engages in a variety of portfolio management-related activities, including stock selection, research, company visits and market analysis.

Semiannual Report 2008

NEEDHAM GROWTH FUND (Unaudited)  TICKER: NEEGX

Comparative Performance Statistics as of June 30, 2008

	Aggregate	Annualized									Gross Expense
	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		10 Years(7)		Since Inception(7)(11)		Ratio(13)
Needham Growth Fund(1)	(12.82)%	(15.27)%	6.94	%(8)	9.57	%(9)	12.28	%(10)	15.72	%(12)	1.90%
NASDAQ Composite Index(2)(14)	(13.18)%	(11.19)%	4.51%		7.90%		2.45%		6.94%
S&P 500 Index(3)(14)	(11.91)%	(13.12)%	4.40%		7.57%		2.88%		7.82%
S&P 400 MidCap Index(4)(14)	(3.90)%	(7.34)%	7.44%		12.59%		9.82%		12.52%
Russell 2000® Index(5)(14)	(9.37)%	(16.19)%	3.82%		10.32%		5.58%		7.87%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

  1.  Investment results calculated after reinvestment of dividends.

  2.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  3.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  4.  The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.

  5.  The Russell 2000® Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000® Index.

  6.  Not annualized.

  7.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  8.  Cumulative return for the three year period was 22.31%, assuming all dividends were reinvested in shares of the Fund.

  9.  Cumulative return for the five year period was 57.91%, assuming all dividends were reinvested in shares of the Fund.

  10.  Cumulative return for the ten year period was 218.55%, assuming all dividends were reinvested in shares of the Fund.

  11.  The inception date of the Fund was 1/1/96.

  12.  Cumulative return since inception was 519.95%, assuming all dividends were reinvested in shares of the Fund.

  13.  The above expense ratio is from the Fund's prospectus dated May 1, 2008. Additional information pertaining to the Fund's expense ratios as of June 30, 2008 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 1.86%.

  14.  The performance of the indexes do not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

Top Ten Holdings*

(as a % of total investments, as of June 30, 2008)

Security	Ticker	% of Total Investments†
1) Chesapeake Energy Corp.	CHK	6.91%
2) Express Scripts, Inc.	ESRX	5.38%
3) Transocean Sedco Forex, Inc.	RIG	4.35%
4) Interactive Brokers Group, Inc.	IBKR	4.18%
5) Thermo Fisher Scientific, Inc.	TMO	4.07%
6) Varian Medical Systems, Inc.	VAR	3.95%
7) Iron Mountain, Inc.	IRM	2.87%
8) Brooks Automation, Inc.	BRKS	2.79%
9) Seagate Technology	STX	2.73%
10) Luxottica Group S.p.A.	LUX	2.59%

Top Ten Holdings = 39.82% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

Sector Weightings*

(as a % of total investments, as of June 30, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	3.3%	—	3.3%
Consumer Services	6.8%	—	6.8%
Defense	0.3%	—	0.3%
Energy	11.3%	—	11.3%
Financial Services	5.4%	—	5.4%
Healthcare	25.5%	(0.5)%	25.0%
Industrial	2.0%	—	2.0%
Software	2.8%	—	2.8%
Technology	30.9%	—	30.9%
Telecommunications/Cable	8.3%	—	8.3%
Cash	3.9%	—	3.9%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND (Unaudited)  TICKER: NEAGX

Comparative Performance Statistics as of June 30, 2008

	Aggregate	Annualized							Gross Expense
	6 Months(5)	1 Year	3 Years(6)		5 Years(6)		Since Inception(6)(9)		Ratio(11)
Needham Aggressive Growth Fund(1)	(13.44)%	(11.15)%	7.61	%(7)	9.29	%(8)	7.33	%(10)	2.18%
S&P 500 Index(2)(12)	(11.91)%	(13.12)%	4.40%		7.57%		4.98%
NASDAQ Composite Index(3)(12)	(13.18)%	(11.19)%	4.51%		7.90%		7.16%
Russell 2000® Index(4)(12)	(9.37)%	(16.19)%	3.82%		10.32%		9.59%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

  1.  Investment results calculated after reinvestment of dividends.

  2.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  3.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  4.  The Russell 2000® Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000® Index.

  5.  Not annualized.

  6.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  7.  Cumulative return for the three year period was 24.61%, assuming all dividends were reinvested in shares of the Fund.

  8.  Cumulative return for the five year period was 55.92%, assuming all dividends were reinvested in shares of the Fund.

  9.  The inception date of the Fund was 9/4/01.

  10.  Cumulative return since inception was 61.99%, assuming all dividends were reinvested in shares of the Fund.

  11.  The above expense ratio is from the Fund's prospectus dated May 1, 2008. Additional information pertaining to the Fund's expense ratios as of June 30, 2008 can be found in the financial highlights.

  12.  The performance of the indexes do not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

Top Ten Holdings*

(as a % of total investments, as of June 30, 2008)

Security	Ticker	% of Total Investments†
1) Express Scripts, Inc.	ESRX	6.28%
2) Alliance Data Systems Corp.	ADS	5.67%
3) Gilead Sciences, Inc.	GILD	5.31%
4) Precision Castparts Corp.	PCP	4.83%
5) Interactive Brokers Group, Inc.	IBKR	4.61%
6) NuVasive, Inc.	NUVA	4.47%
7) Comcast Corp.	CMCSA	3.76%
8) Guess?, Inc.	GES	3.75%
9) Iron Mountain, Inc.	IRM	3.55%
10) Microsemi Corp.	MSCC	3.36%

Top Ten Holdings = 45.59% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

Sector Weightings*

(as a % of total investments, as of June 30, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	17.2%	—	17.2%
Consumer Services	6.5%	—	6.5%
Financial Services	4.6%	—	4.6%
Healthcare	29.5%	—	29.5%
Industrial	5.3%	—	5.3%
Software	1.6%	—	1.6%
Technology	20.2%	—	20.2%
Telecommunications/Cable	9.6%	—	9.6%
Cash	5.5%	—	5.5%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Semiannual Report 2008

NEEDHAM SMALL CAP GROWTH FUND (Unaudited)  TICKER: NESGX

Comparative Performance Statistics as of June 30, 2008

	Aggregate	Annualized							Gross Expense
	6 Months(5)	1 Year	3 Years(6)		5 Years(6)		Since Inception(6)(9)		Ratio(11)
Needham Small Cap Growth Fund(1)	(3.28)%	(10.12)%	2.57	%(7)	8.44	%(8)	11.55	%(10)	2.64%
S&P 500 Index(2)(12)	(11.91)%	(13.12)%	4.40%		7.57%		4.95%
NASDAQ Composite Index(3)(12)	(13.18)%	(11.19)%	4.51%		7.90%		6.62%
Russell 2000® Index(4)(12)	(9.37)%	(16.19)%	3.82%		10.32%		7.22%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

  1.  Investment results calculated after reinvestment of dividends.

  2.  The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.

  3.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.

  4.  The Russell 2000® Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000® Index.

  5.  Not annualized.

  6.  Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.

  7.  Cumulative return for the three year period was 7.89%, assuming all dividends were reinvested in shares of the Fund.

  8.  Cumulative return for the five year period was 49.98%, assuming all dividends were reinvested in shares of the Fund.

  9.  The inception date of the Fund was 5/22/02.

  10.  Cumulative return since inception was 94.97%, assuming all dividends were reinvested in shares of the Fund.

  11.  The above expense ratio is from the Fund's prospectus dated May 1, 2008. Additional information pertaining to the Fund's expense ratios as of June 30, 2008 can be found in the financial highlights.

12.  The performance of the indexes do not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

Top Ten Holdings*

(as a % of total investments, as of June 30, 2008)

Security	Ticker	% of Total Investments†
1) Hutchinson Tech, Inc.	HTCH	5.94%
2) Brooks Automation, Inc.	BRKS	4.87%
3) ICx Technologies, Inc.	ICXT	3.96%
4) iRobot Corp.	IRBT	3.54%
5) Tessera Technologies, Inc.	TSRA	3.50%
6) TomoTherapy, Inc.	TOMO	3.29%
7) Super Micro Computer, Inc.	SMCI	3.26%
8) Parametric Technology Corp.	PMTC	3.19%
9) Airvana, Inc.	AIRV	3.16%
10) Electro Scientific Industries, Inc.	ESIO	3.13%

Top Ten Holdings = 37.84% of Total Investments†

  *  Current portfolio holdings may not be indicative of future portfolio holdings.

  †  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

Sector Weightings*

(as a % of total investments, as of June 30, 2008)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Business Services	3.3%	—	3.3%
Consumer Services	1.5%	—	1.5%
Defense	10.3%	—	10.3%
Healthcare	7.5%	—	7.5%
Industrial	0.6%	—	0.6%
Oil & Gas — Exploration & Production	3.8%	—	3.8%
Software	5.9%	—	5.9%
Technology	35.8%	—	35.8%
Telecommunications/Cable	13.1%	—	13.1%
Cash	18.2%	—	18.2%

*  Current portfolio holdings may not be indicative of future portfolio holdings.

(1)  Percentage of total investments includes all stocks and fixed income securities plus cash minus all short positions.

(2)  Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2008 through June 30, 2008.

The expense example table below illustrates your fund's cost in two ways:

•  Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expense Paid During Period."

•  Hypothetical Expenses on a 5% Return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Period January 1, 2008 to June 30, 2008

Expense Example Table

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expense Paid During Period* 1/1/08- 6/30/08	Expense Ratio During Period 1/1/08- 6/30/08
Needham Growth Fund
Actual Expenses	$1,000.00	$871.80	$9.08	1.95%
Hypothetical Expenses for Comparison Purposes	$1,000.00	$1,015.17	$9.77	1.95%
Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$865.60	$11.13	2.40%
Hypothetical Expenses for Comparison Purposes	$1,000.00	$1,012.88	$12.01	2.40%
Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$967.20	$12.23	2.50%
Hypothetical Expenses for Comparison Purposes	$1,000.00	$1,012.43	$12.51	2.50%

*   Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Semiannual Report 2008

Needham Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

	Shares	Value
Common Stocks (96.6%)
Business Services (3.3%)
Dice Holdings, Inc.*	85,000	$702,100
Iron Mountain, Inc.*	170,000	4,513,500
		5,215,600
Consumer Services (6.8%)
Avis Budget Group, Inc.*	137,500	1,150,875
Carmax, Inc.*	200,000	2,838,000
Luxottica Group S.p.A. - ADR	175,000	4,082,750
Morton's Restaurant Group*	190,000	1,307,200
Whole Foods Market, Inc.	55,000	1,302,950
		10,681,775
Defense (0.3%)
iRobot Corp.*	30,000	412,200
Energy (11.3%)
Chesapeake Energy Corp.	165,000	10,883,400
Transocean Sedco Forex, Inc.*	45,000	6,857,550
		17,740,950
Financial Services (5.4%)
American International Group, Inc.	70,000	1,852,200
Interactive Brokers Group, Inc.*	205,000	6,586,650
		8,438,850
Healthcare (25.5%)
Amerigroup Corp.*	40,000	832,000
ArthroCare Corp.*	60,000	2,448,600
CONMED Corp.*	125,000	3,318,750
Covidien Ltd.	43,750	2,095,188
Express Scripts, Inc.*	135,000	8,467,200
Hologic, Inc.*	100,000	2,180,000
Merck & Co., Inc.	50,000	1,884,500
Omnicell, Inc.*	75,000	988,500
Schering-Plough Corp.	162,000	3,189,780
Sciele Pharma, Inc.	25,000	483,750
Thermo Fisher Scientific, Inc.*	115,000	6,408,950
Unitedhealth Group, Inc.	62,500	1,640,625
Varian Medical Systems, Inc.*	120,000	6,222,000
		40,159,843
Industrial (2.0%)
Southwall Technologies, Inc.*†	728,000	1,019,200
Sypris Solutions, Inc.	418,700	1,758,540
X-Rite, Inc.*†	175,000	448,000
		3,225,740
Software (2.8%)
Actuate Corp.*	300,000	1,173,000
Aspen Technology, Inc.*	250,000	3,325,000
		4,498,000

	Shares	Value
Technology (30.9%)
3Com Corp.*	475,000	$1,007,000
Atmel Corp.*	750,000	2,610,000
Barco N.V.	15,000	975,251
Brooks Automation, Inc.*	531,911	4,398,904
Datalink Corp.*	65,700	303,534
DemandTec, Inc.*	70,000	525,700
Dolby Laboratories, Inc.*	69,570	2,803,671
Electro Scientific Industries, Inc.*	175,000	2,479,750
Epcos AG	63,500	1,031,390
FSI International, Inc.*	558,500	748,390
Intuit, Inc.*	125,000	3,446,250
Microsemi Corp.*	150,000	3,777,000
MKS Instruments, Inc.*	100,000	2,190,000
National Semiconductor Corp.	180,000	3,697,200
Newport Corp.*	250,000	2,847,500
Orbotech Ltd.*	148,600	1,979,352
Parametric Technology Corp.*	175,000	2,917,250
Progress Software Corp.*	30,050	768,378
Quantel	20,905	160,716
RadiSys Corp.*	225,000	2,038,500
Seagate Technology	225,000	4,304,250
Semitool, Inc.*†	100,000	751,000
Tyco Electronics Ltd.	43,750	1,567,125
Vishay Intertechnology, Inc.*	150,000	1,330,500
		48,658,611
Telecommunications/Cable (8.3%)
Airvana, Inc.*	350,000	1,876,000
Comcast Corp., Class A	75,000	1,422,750
EMS Technologies, Inc.*	127,700	2,788,968
Motorola, Inc.	425,000	3,119,500
Soundbite Communications, Inc.*	29,100	100,686
ViaSat, Inc.*	190,000	3,839,900
		13,147,804
Total Common Stocks (Cost $134,200,048)		152,179,373
Short-Term Investments (3.1%)
Money Market Funds (3.1%)
Dreyfus Government Cash Management	4,893,824	4,893,824
Total Short-Term Investments (Cost $4,893,824)		4,893,824
Total Investments (99.7%) (Cost $139,093,872)		157,073,197
Total Securities Sold Short (-0.5%) (Proceeds $956,609)		(839,500)
Other Assets in Excess of Liabilities (0.8%)		1,234,161
Net Assets (100.0%)		$157,467,858

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $539,600.

ADR American Depositary Receipt.

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Schedule of Securities Sold Short

June 30, 2008 (Unaudited)

	Shares	Value
Securities Sold Short (-0.5%)
Healthcare (-0.5%)
Centene Corp.*	50,000	$839,500
Total Securities Sold Short (Proceeds $956,609)		839,500
Total Securities Sold Short (-0.5%)		(839,500)
Total Investments (99.7%)		157,073,197
Other Assets in Excess of Liabilities (0.8%)		1,234,161
Net Assets (100.0%)		$157,467,858

  *  Non-income producing security.

See accompanying notes to financial statements.

Semiannual Report 2008

Needham Aggressive Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

	Shares	Value
Common Stocks (94.5%)
Business Services (17.2%)
Alliance Data Systems Corp.*	15,000	$848,250
Dice Holdings, Inc.*	20,000	165,200
Euronet Worldwide, Inc.*	20,000	338,000
Iron Mountain, Inc.*	20,000	531,000
Mobile Mini, Inc.*	6,000	120,000
Portfolio Recovery Associates, Inc.*	10,000	375,000
Resources Connection, Inc.	10,000	203,500
		2,580,950
Consumer Services (6.5%)
Carmax, Inc.*	5,000	70,950
Dick's Sporting Goods*	10,000	177,400
Guess?, Inc.	15,000	561,750
J. Crew Group, Inc.*	5,000	165,050
		975,150
Financial Services (4.6%)
Interactive Brokers Group, Inc.*	21,500	690,795
Healthcare (29.5%)
Amplifon S.p.A	45,000	123,354
Community Health Systems, Inc.*	15,000	494,700
Crucell N.V. - ADR*	25,000	399,500
Express Scripts, Inc.*	15,000	940,800
Gilead Sciences, Inc.*	15,000	794,250
Hansen Medical, Inc.*	10,000	167,200
LeMaitre Vascular, Inc.*	85,000	248,200
NuVasive, Inc.*	15,000	669,900
Omnicell, Inc.*	25,000	329,500
Thermage Inc.*	87,500	250,250
		4,417,654
Industrial (5.3%)
Precision Castparts Corp.†	7,500	722,775
Quixote Corp.†	7,838	64,507
		787,282
Software (1.6%)
Actuate Corp.*	60,000	234,600
Technology (20.2%)
Apple, Inc.*†	3,000	502,320
Autodesk, Inc.*	10,000	338,100
Cavium Networks, Inc.*	17,500	367,500
DemandTec, Inc.*	20,000	150,200
Dolby Laboratories, Inc.*	9,945	400,783
Epcos AG	6,500	105,575
Intuit, Inc.*	8,500	234,345
Microsemi Corp.*	20,000	503,600
Parametric Technology Corp.*	20,000	333,400
Quantel	10,210	78,494
		3,014,317

	Shares	Value
Telecommunications/Cable (9.6%)
Acme Packet, Inc.*	40,000	$310,400
Airvana, Inc.*	50,000	268,000
Comcast Corp., Special Class A	30,000	562,800
ViaSat, Inc.*	15,000	303,150
		1,444,350
Total Common Stocks (Cost $11,668,026)		14,145,098
Short-Term Investments (5.1%)
Money Market Fund (5.1%)
Dreyfus Government Cash Management	768,271	768,271
Total Short-Term Investments (Cost $768,271)		768,271
Total Investments ( 99.6%) (Cost $12,436,297)		14,913,369
Other Assets in Excess of Liabilities (0.4%)		58,117
Net Assets (100.0%)		$14,971,486

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $850,923.

ADR American Depositary Receipt.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

	Shares	Value
Common Stocks (81.8%)
Business Services (3.3%)
Copart, Inc.*	4,000	$171,280
Ritchie Brothers Auctioneers, Inc.	2,000	54,260
		225,540
Consumer Services (1.5%)
Carmax, Inc.*	7,000	99,330
Defense (10.3%)
Argon ST, Inc.*†	7,500	186,000
ICx Technologies, Inc.*	36,853	269,027
iRobot Corp.*	17,500	240,450
		695,477
Healthcare (7.5%)
Emageon, Inc.*	35,000	75,250
inVentiv Health, Inc.*	7,500	208,425
TomoTherapy, Inc.*	25,000	223,250
		506,925
Industrial (0.6%)
Sypris Solutions, Inc.†	9,815	41,223
Oil & Gas - Exploration & Production (3.8%)
ATP Oil & Gas Corp.*	2,500	98,675
Compton Petroleum Corp.*	12,500	158,875
		257,550
Software (5.9%)
Actuate Corp.*†	35,000	136,850
Aspen Technology, Inc.*†	5,600	74,480
Callidus Software, Inc.*†	20,000	100,000
SRS Labs, Inc.*†	10,000	64,500
Unica Corp.*	3,400	27,336
		403,166
Technology (35.8%)
Brooks Automation, Inc.*	40,000	330,800
Compellent Technologies, Inc.*	12,500	141,750
Electro Scientific Industries, Inc.*	15,000	212,550
Entegris, Inc.*	25,000	163,750
Hutchinson Tech, Inc.*	30,000	403,200
Mattson Technology, Inc.*	20,000	95,200
MKS Instruments, Inc.*	5,000	109,500
Netezza Corp.*†	10,000	114,800
Parametric Technology Corp.*†	13,000	216,710
Semitool, Inc.*†	24,700	185,497
Super Micro Computer, Inc.*	30,000	221,400
Tessera Technologies, Inc.*	14,500	237,365
		2,432,522

	Shares	Value
Telecommunications/Cable (13.1%)
Acme Packet, Inc.*†	20,000	$155,200
Airvana, Inc.*†	40,000	214,400
Arris Group, Inc.*	20,000	169,000
Aruba Networks Inc.*	25,000	130,750
Soundbite Communications, Inc.*	20,000	69,200
ViaSat, Inc.*	7,500	151,575
		890,125
Total Common Stocks (Cost $5,769,002)		5,551,858
Short-Term Investments (19.5%)
Money Market Funds (19.5%)
Dreyfus Government Cash Management	1,324,255	1,324,255
Total Short-Term Investments (Cost $1,324,255)		1,324,255
Total Investments (101.3%) (Cost $7,093,257)		6,876,113
Liabilities in Excess of Other Assets (-1.3%)		(88,978)
Net Assets (100.0%)		$6,787,135

  *  Non-income producing security.

  †  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $939,499.

See accompanying notes to financial statements.

Semiannual Report 2008

Statements of Assets and Liabilities

June 30, 2008 (Unaudited)

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Assets:
Investments, at Value (Cost $139,093,872, $12,436,297 and $7,093,257, respectively)	$157,073,197	$14,913,369	$6,876,113
Receivables:
Deposit with Brokers for Securities Sold Short	1,619,880	96,773	21,231
Foreign Currency, at Value (Cost $0, $1,712 and $0)	—	1,725	—
Dividends and Interest	88,761	3,987	2,945
Fund Shares Sold	12,734	1,476	2,323
Prepaid Expenses	69,792	14,676	11,729
Total Assets	158,864,364	15,032,006	6,914,341
Liabilities:
Securities Sold Short, at Value (Proceeds $956,609, $0 and $0, respectively)	839,500	—	—
Payables:
Investment Securities Purchased	—	—	89,819
Fund Shares Redeemed	180,419	750	—
Due to Adviser	172,590	16,393	1,984
Distribution Fees	34,518	3,279	1,454
Directors' Fees	6,005	559	214
Chief Compliance Officer Fees	33,108	3,109	1,643
Accrued Expenses and Other Liabilities	130,366	36,430	32,092
Total Liabilities	1,396,506	60,520	127,206
Net Assets	$157,467,858	$14,971,486	$6,787,135
Shares Issued and Outstanding $.001 Par Value (Authorized 800,000,000, 100,000,000 and 100,000,000, respectively)	5,009,808	1,223,189	621,680
Net Asset Value, Offering and Redemption Price Per Share	$31.43	$12.24	$10.92
Components of Net Assets
Paid-in Capital	133,650,918	12,233,962	5,110,248
Undistributed Net Investment Loss	(980,885)	(151,170)	(68,164)
Accumulated Net Realized Gains from Investment Transactions, Foreign Currency Transactions and Securities Sold Short	6,701,391	411,609	1,962,195
Net Unrealized Appreciation/(Depreciation) of Investment Securities, Foreign Currency Transactions and Securities Sold Short	18,096,434	2,477,085	(217,144)
Total Net Assets	$157,467,858	$14,971,486	$6,787,135

See accompanying notes to financial statements.

Needham Funds

Statements of Operations

For the Six Month Period Ended June 30, 2008 (Unaudited)

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Investment Income
Dividends	$577,233	$20,971	$10,595
Interest	63,561	24,139	8,313
Securities Lending	76,174	10,092	35
Less: Foreign Taxes Withheld	(9,308)	(638)	—
Total Investment Income	707,660	54,564	18,943
Expenses
Investment Advisory Fees	1,083,668	106,950	43,597
Distribution Fees	216,734	21,390	8,720
Administration and Accounting Fees	65,019	10,229	7,028
Chief Compliance Officer Fees	10,144	1,142	161
Audit Fees	21,091	24,042	24,035
Custodian Fees	33,714	5,407	3,483
Interest Expense*	1,869	2	70
Legal Fees	30,827	4,504	4,034
Filing Fees	12,392	7,676	7,113
Transfer Agent Fees	57,379	10,309	10,611
Directors' Fees	19,734	1,990	766
Printing Fees	52,311	4,654	2,677
Other Expenses	83,544	7,428	3,255
Total Expenses	1,688,426	205,723	115,550
Fees Waived by Investment Adviser	—	—	(28,449)
Net Expenses	1,688,426	205,723	87,101
Net Investment Loss	(980,766)	(151,159)	(68,158)
Realized and Unrealized Gain/(Loss) on Investments Securities, Foreign Currency Transactions and Securities Sold Short
Net Realized Gain/(Loss) on Investment Securities	4,921,411	(69,810)	1,607,216
Net Realized Loss on Foreign Currency Transactions	(8,267)	(2,185)	—
Net Realized Loss on Securities Sold Short Transactions	(2,115,874)	(37,449)	(88,016)
Change in Unrealized Depreciation of Investment Securities and Securities Sold Short	(27,527,082)	(2,477,926)	(1,719,285)
Change in Unrealized Appreciation on Foreign Currency Translations	—	13	—
Net Realized/Unrealized Loss from Investments Securities, Foreign Currency Transactions and Securities Sold Short	(24,729,812)	(2,587,357)	(200,085)
Change in Net Assets Resulting from Operations	$(25,710,578)	$(2,738,516)	$(268,243)

  *  Expense consists of interest expense on temporary borrowings and/or interest expense related to securities sold short.

See accompanying notes to financial statements.

Semiannual Report 2008

Statements of Changes in Net Assets

	Needham Growth Fund		Needham Aggressive Growth Fund		Needham Small Cap Growth Fund
	For the Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	For the Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	For the Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Change in Net Assets
Operations:
Net Investment Loss	$(980,766)	$(1,459,028)	$(151,159)	$(233,713)	$(68,158)	$(176,580)
Net Realized Gain/(Loss) on Investments Securities, Foreign Currency and Securities Sold Short Transactions	2,797,270	26,956,500	(109,444)	3,117,048	1,519,200	2,209,731
Change in Unrealized Depreciation on Investment Securities, Foreign Currency Translations and Securities Sold Short	(27,527,082)	(17,763,714)	(2,477,913)	(85,369)	(1,719,285)	(2,104,340)
Change in Net Assets Resulting from Operations	(25,710,578)	7,733,758	(2,738,516)	2,797,966	(268,243)	(71,189)
Distributions to Shareholders from:
Net Investment Income	—	(58,037)	—	—	—	—
Short-term Gains	—	—	—	(150,962)	—	—
Long-term Gains	—	(22,406,825)	—	(2,396,097)	—	(1,863,696)
Total Distributions to Shareholders	—	(22,464,862)	—	(2,547,059)	—	(1,863,696)
Capital Transactions:
Shares Issued	4,782,595	25,488,243	130,748	665,404	921,628	705,875
Shares Issued in Reinvestment of Distributions	—	21,578,427	—	2,543,497	—	1,834,244
Shares Redeemed	(31,000,666)	(131,632,309)	(2,938,292)	(992,894)	(1,592,520)	(8,126,667)
Change in Net Assets from Capital Transactions	(26,218,071)	(84,565,639)	(2,807,544)	2,216,007	(670,892)	(5,586,548)
Change in Net Assets	(51,928,649)	(99,296,743)	(5,546,060)	2,466,914	(939,135)	(7,521,433)
Net Assets
Beginning of Period	209,396,507	308,693,250	20,517,546	18,050,632	7,726,270	15,247,703
End of Period	$157,467,858	$209,396,507	$14,971,486	$20,517,546	$6,787,135	$7,726,270
Undistributed Net Investment Loss	$(980,885)	$(119)	$(151,170)	$(11)	$(68,164)	$(6)
Share Transactions:
Number of Shares Issued	143,877	644,891	10,181	44,038	83,059	49,799
Number of Shares Reinvested	—	598,740	—	179,499	—	161,750
Number of Shares Redeemed	(942,821)	(3,347,292)	(238,328)	(65,583)	(145,660)	(592,125)
Change in Shares	(798,944)	(2,103,661)	(228,147)	157,954	(62,601)	(380,576)

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Financial Highlights

(For a Share Outstanding	Six Months Ended June 30,	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004		2003
	(Unaudited)
Net Asset Value, Beginning of Period	$36.05	$39.01	$35.69		$31.17	$29.35		$19.92
Investment Operations
Net Investment Income (Loss)	(0.20)	(0.25)	0.10		(0.38)	(0.84)		(0.38)
Net Realized and Unrealized Gains (Losses) on Investments	(4.42)	1.45	6.29		4.90	2.62		9.81
Total from Investment Operations	(4.62)	1.20	6.39		4.52	1.78		9.43
Less Distributions
Net Investment Income	—	(0.01)	(0.09)		—	—		—
Net Realized Gains	—	(4.15)	(3.00)		—	—		—
Total Distributions	—	(4.16)	(3.09)		—	—		—
Contribution by Adviser	—	—	0.02	(a)	—	0.04	(b)	—
Net Asset Value, End of Period	$31.43	$36.05	$39.01		$35.69	$31.17		$29.35
Total Return(c)	(12.82)%	3.09%	18.05	%(a)	14.50%	6.20	%(b)	47.34%
Net Assets, End of Period (000's)	$157,468	$209,397	$308,693		$204,624	$287,372		$364,320
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets(d)	1.95%	1.86%	1.79%		1.94%	2.21%		2.16%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)(d)	1.95%	1.85%	1.78%		1.91%	1.78%		1.77%
Ratio to Net Investment Income (Loss) to Average Net Assets(d)	(1.13)%	(0.61)%	0.31%		(1.01)%	(1.51)%		(1.38)%
Portfolio Turnover Rate(c)	22%	41%	48%		16%	15%		42%

  (a)  In May 2006, the Adviser made a payment to the Growth Fund which increased the total return by 0.06%.

  (b)  In October 2004, the Adviser made a payment to the Growth Fund which increased the total return by 0.14%.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

See accompanying notes to financial statements.

Semiannual Report 2008

Needham Aggressive Growth Fund

Financial Highlights

(For a Share Outstanding	Six Months Ended June 30,	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$14.14	$13.96	$13.73		$12.85	$11.51	$9.09
Investment Operations
Net Investment Loss	(0.12)	(0.16)	(0.19)		(0.26)	(0.36)	(0.23)
Net Realized and Unrealized Gains (Losses) on Investments	(1.78)	2.34	1.83		1.49	1.70	2.65
Total from Investment Operations	(1.90)	2.18	1.64		1.23	1.34	2.42
Less Distributions
Net Realized Gains	—	(2.00)	(1.42)		(0.35)	—	—
Total Distributions	—	(2.00)	(1.42)		(0.35)	—	—
Contribution by Adviser	—	—	0.01	(a)	—	—	—
Net Asset Value, End of Period	$12.24	$14.14	$13.96		$13.73	$12.85	$11.51
Total Return(b)	(13.44)%	15.58%	12.22	%(a)	9.70%	11.64%	26.62%
Net Assets, End of Period (000's)	$14,971	$20,518	$18,051		$18,125	$17,000	$17,719
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets(c)	2.40%	2.18%	2.24%		2.50%	2.61%	2.52%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)(c)	2.40%	2.18%	2.23%		2.50%	2.50%	2.50%
Ratio of Net Expenses to Average Net Assets (excluding waivers and reimbursement of expenses)(c)	2.40%	2.18%	2.24%		2.78%	3.15%	3.22%
Ratio of Net Investment Loss to Average Net Assets(c)	(1.77)%	(1.18)%	(1.35)%		(2.01)%	(2.25)%	(2.24)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursement of expenses)(c)	(1.77)%	(1.18)%	(1.35)%		(2.29)%	(2.79)%	(2.94)%
Portfolio Turnover Rate(b)	22%	64%	55%		69%	64%	87%

  (a)  In May 2006, the Adviser made a payment to the Aggressive Growth Fund which increased the total return by 0.08%.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Financial Highlights

(For a Share Outstanding	Six Months Ended June, 30	Year Ended December 31,
Throughout each Period)	2008	2007	2006		2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$11.29	$14.32	$17.09		$18.53	$16.84	$10.38
Investment Operations
Net Investment Loss	(0.11)	(0.26)	(0.26)		(0.31)	(0.37)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	(0.26)	(0.02)	1.61		0.66	2.11	6.52
Total from Investment Operations	(0.37)	(0.28)	1.35		0.35	1.74	6.46
Less Distributions
Net Realized Gains	—	(2.75)	(4.18)		(1.79)	(0.05)	—
Total Distributions	—	(2.75)	(4.18)		(1.79)	(0.05)	—
Contribution by Adviser	—	—	0.06	(a)	—	—	—
Net Asset Value, End of Period	$10.92	$11.29	$14.32		$17.09	$18.53	$16.84
Total Return(b)	(3.28)%	(2.01)%	8.52	%(a)	2.01%	10.34%	62.24%
Net Assets, End of Period (000's)	$6,787	$7,726	$15,248		$18,789	$25,895	$27,616
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets(c)	2.50%	2.50%	2.36%		2.44%	2.52%	2.27%
Ratio of Net Expenses to Average Net Assets (excluding interest and dividend expense)(c)	2.50%	2.50%	2.36%		2.44%	2.50%	2.26%
Ratio of Net Expenses to Average Net Assets (excluding waivers and reimbursement of expenses)(c)	3.31%	2.64%	2.36%		2.58%	2.63%	3.25%
Ratio of Net Investment Loss to Average Net Assets(c)	(1.95)%	(1.54)%	(1.61)%		(1.64)%	(1.91)%	(1.68)%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursement of expenses)(c)	(3.26)%	(1.68)%	(1.61)%		(1.78)%	(2.02)%	(2.66)%
Portfolio Turnover Rate(b)	90%	38%	115%		104%	68%	67%

  (a)  In May 2006, the Adviser made a payment to the Small Cap Growth Fund which increased the total return by 0.35%.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

See accompanying notes to financial statements.

Semiannual Report 2008

Notes to Financial Statements

1.  Organization

Needham Growth Fund ("NGF"), Needham Aggressive Growth Fund ("NAGF") and Needham Small Cap Growth Fund ("NSCGF") (each, a "Portfolio" and collectively, the "Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on October 12, 1995.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Portfolio securities and options positions for which market quotations are readily available are stated at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange's close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities for which market prices are not readily available are valued at their fair value in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented and monitored by a Fair Value Committee (the "Committee") designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating the Portfolio's daily net asset value per share. For financial reporting purposes, however, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Fund's financial statements.

Needham Funds

Notes to Financial Statements (Continued)

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements of the Fund. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (January 1, 2004 through June 30, 2008). The adoption of FIN 48 did not impact the Fund's net assets or results of operations.

Recent Accounting Pronouncements: In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management has recently begun evaluating the impact the adoption of SFAS 161 will have on each Portfolio's financial statements and related disclosures.

Fair Value Measurements: Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary categorization of each Portfolio's investments based on the level of inputs utilized in determining the value of such investments as of June 30, 2008:

Portfolio	LEVEL 1 Quoted Prices	LEVEL 1 Securities Sold, Not Yet Purchased	LEVEL 2 Other Significant Observable Inputs	LEVEL 3 Significant Unobservable Inputs	Total
NGF	$152,179,373	$839,500	$4,893,824	$—	$156,233,697
NAGF	14,145,098	—	768,271	—	14,913,369
NSCGF	5,551,858	—	1,324,255	—	6,876,113

3.  Investment Advisory and Administrative Services

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has contractually agreed to waive its fee for, and to reimburse expenses of, NAGF and NSCGF in an amount that limits annual operating expenses (excluding interest expense and dividend expense on securities sold short) to not more than 2.50% of the average daily net assets of NAGF and NSCGF for the period ended June 30, 2008.

For the period ended June 30, 2008, the Adviser waived advisory fees in the amount of $28,449 for NSCGF.

The Fund and Citi Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.07% of the first $750 million of the average daily net assets of the Portfolios, and 0.065% of the average daily net assets of the Portfolios in excess of $750 million. The Administrator also provides transfer agent and other services pursuant to this agreement for additional fees.

Certain officers of the Fund are also officers of the Adviser and/or Needham & Company, LLC (the "Distributor"). Such officers receive no fees from the Fund for serving as officers of the Fund. Each of the three Independent Directors receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Fund's Audit Committee and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Fund and to provide

Semiannual Report 2008

Notes to Financial Statements (Continued)

certain related services, and receives an annual fee for this service as approved by the Board.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, each Portfolio pays the Distributor and any other distributor or financial institution with which the Fund has an agreement with respect to each Portfolio, a fee at an annual rate of 0.25% of each Portfolio's daily average net assets. For the period ended June 30, 2008, NGF, NAGF and NSCGF incurred distribution fees in the amount of $216,734, $21,390 and $8,720, respectively. For the period ended June 30, 2008, NGF, NAGF and NSCGF each paid 12b-1 fees to the Distributor in the amount of $51,661, $14,586 and $3,423, respectively.

5.  Temporary Borrowings

The Fund has entered into an agreement with Custodial Trust Company ("CTC") for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

There were no outstanding borrowings by the Portfolios at June 30, 2008.

6.  Securities Lending

Prior to April 17, 2008 the Portfolios could lend their respective portfolio securities, provided that with regard to each Portfolio (i) the loan was secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned, (ii) the Portfolio could at any time call the loan and regain the securities loaned, (iii) the Portfolio received any interest or dividends paid on the loaned securities, and (iv) the aggregate market value of securities loaned would not at any time exceed such percentage of the total assets of the Portfolio as the Board may have established, but not to exceed 20%. In addition, it was anticipated that the Portfolio could share with the borrower some of the income received on the collateral for the loan or that it would be paid a premium for the loan. Before a Portfolio entered into a loan, the Adviser considered relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Effective April 17, 2008 the Board suspended the Fund's securities lending program.

There were no outstanding securities on loan at June 30, 2008.

7.  Repurchase Agreements

The Portfolios will only enter into repurchase agreements where (i) the underlying securities are of the type which the Portfolio's investment policies would allow the Portfolio to purchase directly, (ii) the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the fair or market value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Portfolio will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities.

The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Repurchase agreements will be fully collateralized at all times.

8.  Option Transactions

Each Portfolio may invest in options contracts to reduce its exposure to fluctuations in the prices of portfolio securities and to prevent losses if the prices of such securities decline. Similarly, such investments may protect a Portfolio against fluctuations in the value of securities in which the Portfolio is about to invest.

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired

Needham Funds

Notes to Financial Statements (Continued)

are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the securities purchased. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

In the normal course of business, certain Portfolios may trade and hold certain fair-valued derivative contracts which constitute guarantees under FASB Interpretation No. 45. Such contracts include written options where a Portfolio would be obligated to purchase or sell a specified security at a specified price if the option is exercised by the counterparty. The maximum payouts for these contracts are limited to the number of contracts written and the related strike price. The maximum payout amount could be offset by the subsequent sale of assets obtained via the execution of a payout event.

None of NGF, NAGF or NSCGF had purchased or written options for the period ended June 30, 2008.

9.  Short Sale Transactions

During the period ended June 30, 2008, each Portfolio sold securities short. Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding. At June 30, 2008, the market value of securities separately segregated to cover short positions was approximately $539,600, $850,923 and $939,499 for NGF, NAGF and NSCGF, respectively. Additionally, included in Deposit with Brokers for Securities Sold Short are $663,270, $96,773 and $21,231 pledged as collateral with brokers in connection with open short positions for NGF, NAGF and NSCGF, respectively. Securities sold short at June 30, 2008 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short.

10.  Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended June 30, 2008:

	Purchases	Sales
NGF	$36,743,771	$58,065,536
NAGF	3,256,929	4,420,917
NSCGF	5,054,470	5,166,113

During the period ended June 30, 2008, NGF, NAGF and NSCGF each incurred and paid brokerage commissions to the Distributor in the amount of $36,503, $768 and $2,157, respectively.

11.  Financial Instruments With Off-Balance Sheet Risk

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

12.  Indemnification

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.  Federal Income Taxes

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as defined below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital,

Semiannual Report 2008

Notes to Financial Statements (Continued)

accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of June 30, 2008, the cost and gross unrealized appreciation and depreciation on securities, including proceeds from securities sold short, for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NGF	$138,235,646	$43,896,225	$25,898,174	$17,998,051
NAGF	12,436,297	3,850,762	1,373,690	2,477,072
NSCGF	7,093,257	436,170	653,314	(217,144)

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2007, NGF, NAGF and NSCGF incurred and will elect to defer currency losses in the approximate amount of $119, $11 and $6, respectively.

14.  Other Matters

In October 2004, the Adviser made a capital contribution to NGF of $417,668. In May 2006, the Adviser made a capital contribution to NGF of $170,390, to NAGF of $9,265 and to NSCGF of $64,404.

Needham Funds

Supplemental Data (Unaudited)

Disclosure of Portfolio Holdings

The Needham Funds, Inc. (the "Fund") files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Fund's first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Fund's portfolio holdings as of the end of those fiscal quarters. The Fund's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC's website at http://www.sec.gov.

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President

George A. Needham

Executive Vice Presidents
  and Portfolio Managers

Bernard Lirola

Needham Growth Fund

Needham Aggressive Growth Fund

Chris Retzler

Needham Small Cap Growth Fund

Directors

George A. Needham

John W. Larson

James P. Poitras

F. Randall Smith

Distributor:

Needham & Company, LLC

445 Park Avenue

New York, NY 10022-2606

212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Custodian:

Custodial Trust Company

101 Carnegie Center

Princeton, NJ 08540

Counsel:

Fulbright & Jaworski L.L.P.

666 Fifth Avenue

New York, NY 10103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

1100 Huntington Center

41 South High Street

Columbus, OH 43215

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a) Included in report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Needham Funds, Inc.

By (Signature and Title)	/s/ George A. Needham, President
George A. Needham, President (Principal Executive Officer)

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ George A. Needham, President
George A. Needham, President (Principal Executive Officer)

Date:	August 29, 2008

By (Signature and Title)	/s/ Glen W. Albanese, Treasurer and Secretary
Glen W. Albanese, Treasurer and Secretary (Principal Financial Officer)

Date:	August 29, 2008